UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Semi-Annual Report to Shareholders]

[Calvert Equity Income Fund Semi-Annual Report to Shareholders]

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TABLE
OFCONTENTS

4	President’s Letter
7	SRI Update
9	Portfolio Management Discussion
14	Shareholder Expense Example
16	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
29	Financial Highlights
33	Explanation of Financial Tables
35	Proxy Voting and
Availability of Quarterly Portfolio Holdings
35	Basis for Board’s Approval of Investment Advisory Contract

Dear Shareholders:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy,

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which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our engagement activities during the reporting period.

This year, we targeted 14 companies for intensive or “enhanced” engagement. This includes six extractives companies, mostly in the Energy sector. Southern Company, a leading electric utility with operations in four states, is a new addition this year. For all 14 companies, there are at least three key issues we focus on where we hope to advance the company and its industry in meaningful ways. For more detail on the companies and issues, please visit www.calvert.com/sri-sage.html.

Calvert also co-filed two shareholder resolutions with SAGE Fund companies for the 2012 proxy season, on loan servicing policy at JPMorgan Chase and Bank of America. The resolution at the latter was successfully withdrawn after the company agreed to the terms.

Extractives Industry Revenues

We continue to take a leading role in regulatory efforts requiring oil, gas, and mining companies to disclose payments they make to the governments of countries they operate in. As Calvert argued in a paper that was subsequently incorporated into the legislation, this disclosure will help curb the corruption and poor governance that has distorted the economies of resource-rich countries and increased investment risk across the sector.

To this end, Calvert played a key role in the development of Section 1504 of the Dodd-Frank Reform & Consumer Protection Act of 2010 that makes these payment disclosures mandatory. And now, we’re participating in the Securities and Exchange Commission (SEC) rule-making process to ensure the final rule is a strong, comprehensive one that helps investors quantify these significant risks, which are obscured under current reporting requirements.

We hope to see final rules in the coming months. We also continue to push for similar laws requiring disclosure of extractive revenue payments abroad, particularly in the United Kingdom and Europe.

Conflict Minerals

Calvert is also participating in the Securities and Exchange Commission (SEC) rule-making process for Section 1502 of the Dodd-Frank law regarding “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

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An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. Again, we look forward to seeing the final rule in the coming months.

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Southern Company 1.08% of Calvert Equity Income Fund; JPMorgan Chase 2.46% of Calvert Large Cap Value Fund and 2.91% of Calvert Equity Income Fund; and Bank of America 1.61% of Calvert Large Cap Value Fund and 1.10% of Calvert Equity Income Fund. Holdings are subject to change.

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Investment Performance

For the six-month period ended March 31, 2012, Calvert Large Cap Value Fund returned 23.97% versus the 25.68% return of the Russell 1000 Value Index. The Fund’s relative underperformance was largely due to holdings in the Telecommunication Services, Financials, and Materials sectors.

Investment Climate

High unemployment continues to be the number one economic problem for the country, although it dropped from 9.1% to 8.2% over the reporting period. The slow progress is primarily due to a combination of insufficient economic growth to stimulate hiring and attrition in the public sector. Automobile sales have begun to rebound, but the lack of a cyclical boost to the economy from housing has been a huge damper.

In the first quarter of 2012, the fiscal crises in the peripheral European Union nations reached an intermediate resolution. This is a positive for the United States as both the slowdown from the uncertainty and

CALVERT LARGE CAP VALUE FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/12	3/31/12
Class A	23.97%	3.58%
Class C	23.28%	2.42%
Class Y	24.11%	3.84%

Russell 1000 Value Index	25.68%	4.79%

Lipper Large-Cap Value
Funds Average	25.51%	3.38%

	% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary		8.6%
Consumer Staples		7.5%
Energy		12.4%
Financials		22.3%
Health Care		12.9%
Industrials		10.8%
Information Technology		10.9%
Materials		3.6%
Telecommunication Services		5.0%
Time Deposit		2.4%
Utilities		3.6%
Total		100%

TEN LARGEST		% of Net
STOCK HOLDINGS		Assets
Pfizer, Inc.		2.6%
General Electric Co.		2.6%
Johnson & Johnson		2.5%
Berkshire Hathaway, Inc.		2.5%
JPMorgan Chase & Co.		2.5%
AT&T, Inc.		2.4%
Wells Fargo & Co.		2.4%
Exelon Corp.		2.4%
Merck & Co., Inc.		2.3%
Dow Chemical Co.		2.3%
Total		24.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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the impact of a potential default on our domestic financial institutions had been a big concern for investors. Also, a lawsuit over foreclosure practices by major U.S. banks was settled, removing another huge uncertainty from the banking and housing industries.

U.S. manufacturing outside of automobile sales continued to grow. Wal-Mart saw its first positive sales comparisons in two years, and the advertising markets continued to strengthen. Overseas, the United States declared the war in Iraq finally over and the Libyans eliminated Gaddafi. The psychological effects of both events were positive yet rarely commented upon.

Portfolio Strategy

As the economy began to consistently recover, proceeds from selling some of our holdings were reinvested in more cyclical names or companies undergoing a restructuring. The Fund previously eschewed many retail holdings due to the high levels of consumer debt. But as the economic recovery began to take hold, we purchased three retailers: Lowe’s, eBay, and Target.

Lowe’s should benefit from a recovery in housing. Management has begun to shrink the store base and also reduce the number of shares outstanding, both of which are compelling to shareholders and should forestall a slow recovery for the company. We expect eBay should benefit from the retail recovery outside of brick-and-mortar stores and from realizing value in its Paypal subsidiary. Target has suffered from consumer weakness and conversely should benefit from a recovery there.

In Financials, we purchased PNC Financial Services Group to capitalize on a recovery in traditional banking. Two railroads were also added--CSX and Norfolk Southern, both of which have been punished for weak coal sales but should benefit from the continued economic recovery.

Three other defensive consumer names were added as management of the companies took a more active role to realize shareholder value: Abbott Laboratories, PepsiCo, and Walgreens. Abbott is undertaking a spin-off of its pharmaceuticals division. PepsiCo’s CEO is under pressure to cut costs and increase profits or be replaced. Walgreens must increase shareholder returns as well after losing a major customer.

Only two holdings were completely eliminated--Coca-Cola and News Corporation. We sold Coca-Cola because its valuation looked full and it’ll be fighting a motivated competitor in PepsiCo. News Corporation also looked fully valued so proceeds were reinvested in the new retail holdings.

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Detractors from Performance

The fund’s top three detractors were the Telecommunication Services, Financials, and Materials sectors. The Fund was overweight the underperforming Telecommunication Services sector, with ongoing revenue weakness for Frontier Communications the primary reason for underperformance.

An underweight to Financials, one of the best-performing sectors, also hurt relative performance. Holdings of Legg Mason and AllianceBernstein, as well as a lack of exposure to Citigroup, detracted from the Fund’s relative performance. However, JPMorgan Chase, Wells Fargo, and Morgan Stanley were top contributors to absolute returns.

Finally, an overweight to Newmont Mining was the primary reason that the Materials sector detracted from relative performance. Newmont declined as gold prices fell from a high of $1,900 per ounce in September to around $1,600 per ounce in March. Lower production guidance for 2012 and higher capital spending to fund its growth hurt as well. However, the decline was partially offset by Dow Chemical, which was a top 10 contributor to returns.

Contributors to Performance

The Energy, Utilities, and Consumer Discretionary sectors helped performance the most. Superior stock selection benefited Energy, which includes strong-performing Marathon Petroleum and Marathon Oil. The lack of exposure to Chevron also helped. An underweight to Utilities, which turned in the worst sector performance after performing well during the first half of 2011, also contributed.

Finally, the Consumer Discretionary sector added to returns due to superior sub-sector allocation. The Fund was overweight media holdings such as CBS, Gannett, Time Warner, and News Corporation. Overall, media outperformed as advertising revenues continued to grow for the group. Retail stocks Target and Lowe’s helped returns as well.

Outlook

The economy has been growing for more than two years. With the unemployment rate at 8.2% as of March and an excess supply of housing, the Federal Reserve (Fed) remains in stimulus mode. The Fed is not currently worried about inflation and its major goal is to reduce unemployment and backstop weakened financial institutions. And if there were ever a time to reduce unemployment and promote economic growth at all costs for political reasons, it would be now. For that reason, equities are in a much better position than fixed-income securities.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.84%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Equity mutual fund redemptions were high last year, although not quite as bad as in 2008. This bodes well for equities as investors re-enter the market this year. The revival of the equity markets and the economy and the rise of interest rates may begin to attract investors back to the stock market, which would finally provide additional and much- needed demand. As equity investors, we plan to remain diversified among sectors, investing with expectations for returning cost inflation and rising interest rates, and remaining fully invested to benefit from the strengthening economic recovery.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Wal-Mart 1.21%, Lowe’s 1.04%, eBay 1.51%, Target 1.52%, PNC Financial 1.36%, CSX 1.19%, Norfolk Southern 0.88%, Abbott Laboratories 1.07%, PepsiCo 1.20%, Walgreens 0.59%, Coca-Cola 0%, News Corp. 0%, Frontier Communications 1.00%, Legg Mason 0.95%, AllianceBernstein 0.72%, Citigroup 0%, JPMorgan Chase 2.47%, Wells Fargo 2.38%, Morgan Stanley 1.99%, Newmont Mining 1.34%, Dow Chemical 2.28%, Marathon Petroleum 1.78%, Marathon Oil 1.10%, Chevron 0%, CBS 1.34%, Gannett 0.63%, and Time Warner 2.27%. Holdings are subject to change.

CALVERT LARGE CAP VALUE FUND
MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(with max. load)
One year	-1.34%
Five year	-2.86%
Ten year	2.53%

CLASS C SHARES	(with max. load)
One year	1.42%
Since inception (12/12/2008)	13.33%

CLASS Y SHARES*
One year	3.84%
Five year	-1.67%
Ten year	3.28%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,239.70	$6.89
Hypothetical	$1,000.00	$1,018.85	$6.21
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,232.80	$13.12
Hypothetical	$1,000.00	$1,013.25	$11.83
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,241.10	$5.49
Hypothetical	$1,000.00	$1,020.10	$4.95
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 97.5%	SHARES	VALUE
Beverages - 1.2%
PepsiCo, Inc	16,200	$1,074,870

Capital Markets - 4.6%
AllianceBernstein Holding LP*	41,200	643,132
Goldman Sachs Group, Inc	6,413	797,585
Legg Mason, Inc.	30,300	846,279
Morgan Stanley	90,400	1,775,456
		4,062,452

Chemicals - 2.3%
Dow Chemical Co.	58,700	2,033,368

Commercial Banks - 6.0%
PNC Financial Services Group, Inc.	18,800	1,212,412
US Bancorp	62,900	1,992,672
Wells Fargo & Co	62,323	2,127,707
		5,332,791

Communications Equipment - 1.4%
Cisco Systems, Inc.	57,760	1,221,624

Computers & Peripherals - 1.0%
Hewlett-Packard Co	37,800	900,774

Diversified Financial Services - 5.4%
Bank of America Corp.	150,692	1,442,122
CME Group, Inc.	4,100	1,186,253
JPMorgan Chase & Co.	47,864	2,200,787
		4,829,162

Diversified Telecommunication Services - 5.0%
AT&T, Inc.	68,490	2,138,943
Frontier Communications Corp	213,922	892,055
Verizon Communications, Inc.	38,300	1,464,209
		4,495,207

Electric Utilities - 3.6%
Duke Energy Corp	52,048	1,093,528
Exelon Corp	53,300	2,089,893
		3,183,421

Electrical Equipment - 2.1%
Emerson Electric Co.	35,228	1,838,197

Electronic Equipment & Instruments - 1.9%
TE Connectivity Ltd	46,625	1,713,469

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - 1.7%
Diamond Offshore Drilling, Inc.	22,900	$1,528,575

Food & Staples Retailing - 3.0%
CVS Caremark Corp.	22,900	1,025,920
Walgreen Co.	15,600	522,444
Wal-Mart Stores, Inc.	17,700	1,083,240
		2,631,604

Food Products - 1.2%
Unilever NV, NY Shares	31,800	1,082,154

Health Care Equipment & Supplies - 0.7%
Covidien plc	11,625	635,655

Health Care Providers & Services - 1.7%
WellPoint, Inc	20,700	1,527,660

Household Durables - 1.1%
Sony Corp. (ADR)	47,300	982,421

Household Products - 2.1%
Procter & Gamble Co	27,600	1,854,996

Industrial Conglomerates - 6.6%
3M Co.	17,945	1,600,873
General Electric Co	116,300	2,334,141
Tyco International Ltd	35,325	1,984,559
		5,919,573

Insurance - 6.3%
Berkshire Hathaway, Inc., Class B*	27,600	2,239,740
Hartford Financial Services Group, Inc	56,700	1,195,236
MetLife, Inc.	45,500	1,699,425
Travelers Co.’s, Inc.	8,100	479,520
		5,613,921

Internet Software & Services - 2.5%
eBay, Inc.*	36,600	1,350,174
Google, Inc.*	1,300	833,612
		2,183,786

IT Services - 2.0%
International Business Machines Corp.	8,700	1,815,255

Media - 4.9%
CBS Corp., Class B	35,174	1,192,750
Comcast Corp	21,000	630,210
Gannett Co., Inc	36,550	560,312
Time Warner, Inc.	53,707	2,027,439
		4,410,711

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - 1.3%
Newmont Mining Corp	23,400	$1,199,718

Multiline Retail - 1.5%
Target Corp.	23,300	1,357,691

Oil, Gas & Consumable Fuels - 10.7%
ConocoPhillips	26,254	1,995,567
Devon Energy Corp.	21,000	1,493,520
Exxon Mobil Corp	11,300	980,049
Marathon Oil Corp	31,100	985,870
Marathon Petroleum Corp	36,600	1,586,976
Royal Dutch Shell plc (ADR)	26,700	1,872,471
Spectra Energy Corp.	19,024	600,207
		9,514,660

Pharmaceuticals - 10.5%
Abbott Laboratories	15,600	956,124
GlaxoSmithKline plc (ADR)	37,607	1,688,930
Johnson & Johnson	33,965	2,240,332
Merck & Co., Inc.	54,400	2,088,960
Pfizer, Inc.	103,600	2,347,576
		9,321,922

Road & Rail - 2.1%
CSX Corp.	49,500	1,065,240
Norfolk Southern Corp	12,000	789,960
		1,855,200

Software - 2.1%
Microsoft Corp.	57,101	1,841,507

Specialty Retail - 1.0%
Lowe’s Co.’s, Inc	29,600	928,848

Total Equity Securities (Cost $86,042,956)		86,891,192

	PRINCIPAL
TIME DEPOSIT - 2.4%	AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12	$2,125,263	2,125,263

Total Time Deposit (Cost $2,125,263)		2,125,263

TOTAL INVESTMENTS (Cost $88,168,219) - 99.9%		89,016,455
Other assets and liabilities, net - 0.1%		55,716
NET ASSETS - 100%		$89,072,171

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 381,390 shares outstanding	$18,747,386
Class C: 28,577 shares outstanding	1,251,357
Class Y: 1,355,744 shares outstanding	77,753,197
Undistributed net investment income	363,417
Accumulated net realized gain (loss) on investments	(9,891,422)
Net unrealized appreciation (depreciation) on investments	848,236

NET ASSETS	$89,072,171

NET ASSET VALUE PER SHARE
Class A (based on net assets of $19,270,906)	$50.53
Class C (based on net assets of $1,447,944)	$50.67
Class Y (based on net assets of $68,353,321)	$50.42

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $11,017)	$1,228,728
Interest income	1,120
Total investment income	1,229,848

Expenses:
Investment advisory fee	273,731
Transfer agency fees and expenses	30,729
Distribution Plan expenses:
Class A	21,345
Class C	6,488
Trustees’ fees and expenses	92,054
Administrative fees	84,225
Accounting fees	6,619
Custodian fees	12,966
Registration fees	20,513
Reports to shareholders	15,166
Professional fees	51,481
Miscellaneous	7,543
Total expenses	622,860
Reimbursement from Advisor:
Class A	(59,560)
Class C	(6,515)
Class Y	(113,836)
Fees paid indirectly	(13)
Net expenses	442,936

NET INVESTMENT INCOME	786,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,285,664
Change in unrealized appreciation (depreciation)	15,834,183

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	17,119,847

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,906,759

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$786,912	$1,307,645
Net realized gain (loss)	1,285,664	2,875,367
Change in unrealized appreciation (depreciation)	15,834,183	(6,469,880)

INCREASE (DECREASE) IN NET ASSETS
RESULTINGFROM OPERATIONS	17,906,759	(2,286,868)

Distributions to shareholders from:
Net investment income:
Class A shares	(230,505)	(113,849)
Class C shares	(4,147)	(560)
Class Y shares	(1,194,196)	(1,047,317)
Total distributions	(1,428,848)	(1,161,726)

Capital share transactions:
Shares sold:
Class A shares	2,942,776	8,965,234
Class C shares	184,363	748,656
Class Y shares	1,220,465	8,261,748
Reinvestment of distributions:
Class A shares	214,744	106,009
Class C shares	3,996	555
Class Y shares	1,186,496	1,045,236
Redemption fees:
Class A shares	194	549
Class Y shares	314	—
Shares redeemed:
Class A shares	(2,452,602)	(3,073,014)
Class C shares	(153,369)	(145,679)
Class Y shares	(7,198,953)	(20,230,918)
Total capital share transactions	(4,051,576)	(4,321,624)

TOTAL INCRESASE (DECREASE) IN NET ASSETS	12,426,335	(7,770,218)

NET ASSETS
Beginning of period	76,645,836	84,416,054
End of period (including net investment income
of $363,417 and $1,005,353, respectively)	$89,072,171	$76,645,836

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	62,598	188,356
Class C shares	3,887	16,006
Class Y shares	26,429	174,485
Reinvestment of distributions:
Class A shares	4,742	2,252
Class C shares	88	12
Class Y shares	26,273	22,229
Shares redeemed:
Class A shares	(53,774)	(64,884)
Class C shares	(3,303)	(3,110)
Class Y shares	(153,531)	(424,546)
Total capital share activity	(86,591)	(89,200)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Large Cap Value Fund (the “Fund”), a series of the Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
InvestMents In securItIes	Level 1	Level 2	Level 3	Total
Equity securities*	$86,891,192	-	-	$86,891,192
Other debt obligations	-	$2,125,263	-	2,125,263
TOTAL	$86,891,192	$2,125,263	-	$89,016,455

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class.

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Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the

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amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $48,661 was payable at period end. In addition, $33,424 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $14,973 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $5,185 was payable at period end.

CID received $16,972 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

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Calvert Investment Services, Inc. (“CIS”), is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $6,058 for the six months ended March 31, 2012. Under the terms of the agreement, $1,084 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards. Committee chairs each receive an additional $2,500 annual retainer.

NOTE C — INVESTMENT ACTIVITY

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $10,426,173 and $14,904,626, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-18	($10,969,797)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$12,406,210
Unrealized (depreciation)	(11,767,525)
Net unrealized appreciation/(depreciation)	$638,685

Federal income tax cost of investments	$88,377,770

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2012.

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$41.36		$43.38	$41.51
Income from investment operations:
Net investment income	.43		.61	.53
Net realized and unrealized gain (loss)	9.41		(2.20)	1.75
Total from investment operations	9.84		(1.59)	2.28
Distributions from:
Net investment income	(.67)		(.43)	(.41)
Total distributions	(.67)		(.43)	(.41)
Total increase (decrease) in net asset value	9.17		(2.02)	1.87
Net asset value, ending	$50.53		$41.36	$43.38

Total return*	23.97%		(3.78%)	5.50%
Ratios to average net assets: A
Net investment income	1.69	% (a)	1.30%	1.23%
Total expenses	1.93	% (a)	1.84%	1.99%
Expenses before offsets	1.23	% (a)	1.23%	1.23%
Net expenses	1.23	% (a)	1.23%	1.23%
Portfolio turnover	13%		25%	30%
Net assets, ending (in thousands)	$19,271		$15,213	$10,502

	YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2009	(z)	2008	2007 (z)
Net asset value, beginning	$46.85		$67.86	$63.25
Income from investment operations:
Net investment income	.68		1.03	.75
Net realized and unrealized gain (loss)	(5.08)		(16.17)	8.24
Total from investment operations	(4.40)		(15.14)	8.99
Distributions from:
Net investment income	(.93)		(.84)	(.87)
Net realized gain	(.01)		(5.03)	(3.51)
Total distributions	(.94)		(5.87)	(4.38)
Total increase (decrease) in net asset value	(5.34)		(21.01)	4.61
Net asset value, ending	$41.51		$46.85	$67.86

Total return*	(8.91%)		(24.05%)	14.58%
Ratios to average net assets: A
Net investment income	1.97%		1.55%	1.13%
Total expenses	2.18%		1.15%	1.16%
Expenses before offsets	1.23%		1.15%	1.16%
Net expenses	1.23%		1.15%	1.16%
Portfolio turnover	31%		37%	51%
Net assets, ending (in thousands)	$5,701		$4,554	$7,201

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS C SHARES	2012		2011	(z)
Net asset value, ending	$41.24		$43.37
Income from investment operations:
Net investment income	.13		.08
Net realized and unrealized gain (loss)	9.45		(2.18)
Total from investment operations	9.58		(2.10)
Distributions from:
Net investment income	(.15)		(.03)
Total distributions	(.15)		(.03)
Total increase (decrease) in net asset value	9.43		(2.13)
Net asset value, ending	$50.67		$41.24

Total return*	23.28%		(4.85%)
Ratios to average net assets: A
Net investment income	.56	% (a)	.18%
Total expenses	3.35	% (a)	3.52%
Expenses before offsets	2.35	% (a)	2.35%
Net expenses	2.35	% (a)	2.35%
Portfolio turnover	13%		25%
Net assets, ending (in thousands)	$1,448		$1,151

	PERIODS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
CLASS C SHARES	2010	(z)	2009	(z)#
Net asset value, ending	$41.61		$33.72
Income from investment operations:
Net investment income	.06		.15
Net realized and unrealized gain (loss)	1.78		7.74
Total from investment operations	1.84		7.89
Distributions from:
Net investment income	(.08)		**
Total distributions	(.08)		**
Total increase (decrease) in net asset value	1.76		7.89
Net asset value, ending	$43.37		$41.61

Total return*	4.41%		23.41%
Ratios to average net assets: A
Net investment income	.14%		.58	% (a)
Total expenses	5.09%		19.77	% (a)
Expenses before offsets	2.35%		2.35	% (a)
Net expenses	2.35%		2.35	% (a)
Portfolio turnover	30%		20%
Net assets, ending (in thousands)	$650		$182

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2012		2011 (z)	2010 (z)
Net asset value, beginning	$41.39		$43.50	$41.85
Income from investment operations:
Net investment income	.48		.71	.65
Net realized and unrealized gain (loss)	9.40		(2.18)	1.76
Total from investment operations	9.88		(1.47)	2.41
Distributions from:
Net investment income	(.85)		(.64)	(.76)
Total distributions	(.85)		(.64)	(.76)
Total increase (decrease) in net asset value	9.03		(2.11)	1.65
Net asset value, ending	$50.42		$41.39	$43.50
Total return*	24.11%		(3.55%)	5.77%
Ratios to average net assets: A
Net investment income	1.94	% (a)	1.52%	1.52%
Total expenses	1.33	% (a)	1.20%	1.17%
Expenses before offsets	.98	% (a)	.98%	.98%
Net expenses	.98	% (a)	.98%	.98%
Portfolio turnover	13%		25%	30%
Net assets, ending (in thousands)	$68,353		$60,282	$73,263

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2009	(z)	2008	2007 (z)
Net asset value, beginning	$47.32		$68.56	$63.81
Income from investment operations:
Net investment income	.81		1.05	.93
Net realized and unrealized gain (loss)	(5.18)		(16.22)	8.32
Total from investment operations	(4.37)		(15.17)	9.25
Distributions from:
Net investment income	(1.09)		(1.04)	(.99)
Net realized gain	(.01)		(5.03)	(3.51)
Total distributions	(1.10)		(6.07)	(4.50)
Total increase (decrease) in net asset value	(5.47)		21.24	4.75
Net asset value, ending	$41.85		$47.32	$68.56

Total return*	(8.70%)		(23.89%)	14.88%
Ratios to average net assets: A
Net investment income	2.32%		1.80%	1.38%
Total expenses	1.27%		.90%	.91%
Expenses before offsets	.98%		.90%	.91%
Net expenses	.98%		.90%	.91%
Portfolio turnover	31%		37%	51%
Net assets, ending (in thousands)	$73,369		$82,922	$95,460

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 7, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Fund’s recent performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

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In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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CALVERT	CALVERT’S	Equity Funds
LARGE CAP	FAMILY OF FUNDS	Enhanced Equity Portfolio
VALUE FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences,

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where 38% of resolutions we filed or co-filed that resulted in a vote last year received support of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our engagement activities during the reporting period.

This year, we targeted 14 companies for intensive or “enhanced” engagement. This includes six extractives companies, mostly in the Energy sector. Southern Company, a leading electric utility with operations in four states, is a new addition this year. For all 14 companies, there are at least three key issues we focus on where we hope to advance the company and its industry in meaningful ways. For more detail on the companies and issues, please visit www.calvert.com/sri-sage.html.

Calvert also co-filed two shareholder resolutions with SAGE Fund companies for the 2012 proxy season, on loan servicing policy at JPMorgan Chase and Bank of America. The resolution at the latter was successfully withdrawn after the company agreed to the terms.

Extractives Industry Revenues

We continue to take a leading role in regulatory efforts requiring oil, gas, and mining companies to disclose payments they make to the governments of countries they operate in. As Calvert argued in a paper that was subsequently incorporated into the legislation, this disclosure will help curb the corruption and poor governance that has distorted the economies of resource-rich countries and increased investment risk across the sector.

To this end, Calvert played a key role in the development of Section 1504 of the Dodd-Frank Reform & Consumer Protection Act of 2010 that makes these payment disclosures mandatory. And now, we’re participating in the Securities and Exchange Commission (SEC) rule-making process to ensure the final rule is a strong, comprehensive one that helps investors quantify these significant risks, which are obscured under current reporting requirements.

We hope to see final rules in the coming months. We also continue to push for similar laws requiring disclosure of extractive revenue payments abroad, particularly in the United Kingdom and Europe.

Conflict Minerals

Calvert is also participating in the Securities and Exchange Commission (SEC) rule-making process for Section 1502 of the Dodd-Frank law regarding “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

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An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. Again, we look forward to seeing the final rule in the coming months.

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Southern Company 1.08% of Calvert Equity Income Fund; JPMorgan Chase 2.46% of Calvert Large Cap Value Fund and 2.91% of Calvert Equity Income Fund; and Bank of America 1.61% of Calvert Large Cap Value Fund and 1.10% of Calvert Equity Income Fund. Holdings are subject to change.

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Investment Performance

Calvert Equity Income Fund (Class A shares at NAV) returned 9.95% versus the 12.77% return of the Russell 1000 Value Index since the Fund’s inception on October 31, 2011. Stock selection in the Telecommunication Services sector was the primary cause of the Fund’s relative underperformance.

Investment Climate

Encouraging data on the U.S. economy and an accommodative central bank fueled investors’ embrace of “risk” assets, including equities. Manufacturing continued to expand, employment statistics slowly but steadily improved, and the housing market stabilized. Despite high gasoline prices, consumer confidence improved. Retail sales surprised to the upside on mild weather. Also, the Federal Reserve (Fed) told investors to expect low interest rates through 2014.

The Financials sector rallied as most banks passed their stress tests and received permission to return capital to shareholders in the form of higher dividends and buybacks. A

CALVERT EQUITY
INCOME FUND
MARCH 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
SINCE INCEPTION
10/31/11
THROUGH
3/31/12
Class A	9.95%
Class C	9.57%
Class Y	9.73%

Russell 1000 Value Index	12.77%

Lipper Equity Income Funds
Average	10.66%

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	7.4%
Consumer Staples	7.6%
Energy	12.3%
Financials	24.1%
Health Care	13.6%
Industrials	9.9%
Information Technology	8.0%
Materials	2.8%
Telecommunication Services	5.5%
Time Deposit	3.2%
Utilities	5.6%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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settlement was also reached with state attorneys general over shoddy foreclosure practices, resolving a significant source of uncertainty.

Outside the United States, headlines focused on Europe and China. European economies contracted, but central bank policies reduced the risk of near-term bank runs. China continued efforts to cool its property markets and engineer a economic soft landing. The success or failure of these polices will impact many large-cap domestic companies that derive sales from outside the United States.

CALVERT EQUITY INCOME FUND MARCH 31, 2012

TEN LARGEST	% of Net
STOCK HOLDINGS	Assets
Johnson & Johnson	2.6%
Pfizer, Inc.	2.5%
General Electric Co.	2.5%
Exelon Corp.	2.5%
AT&T, Inc.	2.5%
International Business Machines Corp.	2.4%
JPMorgan Chase & Co.	2.2%
WellPoint, Inc.	2.2%
Royal Dutch Shell plc (ADR)	2.2%
Time Warner, Inc.	2.1%
Total	23.7%

Portfolio Strategy

Dividends are in fashion. Sixteen holdings announced dividend increases during the first quarter of 2012. Dividend growth, along with potential stock price appreciation, should help our investors keep pace with inflation.

We found attractive new opportunities in railroad stocks Norfolk Southern and CSX, which we believe were oversold on fears of lower coal transport volumes. Increases in other freight transportation and operational efficiencies should offset coal declines. The railroads are also well-positioned to benefit from an expanding economy and a U.S. manufacturing renaissance. We purchased Abbott Laboratories for its attractive stock valuation and management’s plan to spin off the pharmaceutical business.

We added Comcast after management signaled their intent to grow the dividend. U.S. Bancorp issued a new preferred stock with an attractive 6.5% coupon--an exceptional yield for one of the strongest banks in the United States with 10 years of call protection. (A call gives the company the option to buy back the security from investors within a certain time frame at a specified price. Call protection prevents this from happening.) Retailers Lowe’s and Walgreens were added as well. Lowe’s should benefit from a bottoming in the U.S. housing market. Less exposure to online competition than other traditional retailers helps as well. Investors’ fear that Walgreens would lose bargaining power with pharmacy benefits managers offered an attractive opportunity, as we believe this risk was already reflected in the stock price.

Several stocks were eliminated. Despite ongoing scandal, News Corporation’s rising stock allowed us to exit at an attractive price. We sold Coca-Cola in favor of PepsiCo in a relative value trade. We sold MetLife’s preferred stock after the call risk increased.

Our fund enjoyed inflows in the first quarter of 2012, bucking the industry trend of outflows from equity funds. Cash flow was used to rebalance the portfolio to target weights.

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Detractors from Performance

The Telecommunication Services sector was the largest detractor, largely due to Frontier Communications. The company missed financial targets after acquiring assets from Verizon and cut the dividend in favor of reducing leverage. We continue to maintain the position, though, as the stock yields 9% and we believe it’s positioned to reap the benefits from last year’s blood, sweat, and tears.

The Fund also lagged the benchmark due to stock selection within and an underweight to the Financials sector. Higher-quality insurance companies like Travelers and MetLife did not rebound as much as their peers. However, Financials, led by JPMorgan Chase, Wells Fargo and U.S. Bancorp, provided the largest contribution to the fund’s absolute return. Our allocation to bank preferred stocks also performed well, although it didn’t rise as much as bank common stocks did. We still like the preferred stocks, though, for their high current income and lower volatility relative to bank common stocks.

Stock selection in the Health Care sector also hurt, with WellPoint a relative laggard in the health care providers & services group. However, the company generates substantial cash flow and should be able to manage the pressures of industry reform--which should translate into better stock performance.

Contributors to Performance

Stock selection in Energy was strong. Marathon Petroleum performed well due to the large spread between Brent and West Texas intermediate crude oil prices, which provided a feedstock cost advantage relative to its peers. The Portfolio’s environmental, social, and governance (ESG) criteria paid off by excluding Chevron as the company’s poor operating history continued with an oil spill in Brazil, a major explosion in Nigeria, and legal woes related to an environmental mess in Ecuador. Microsoft and IBM also performed well, and neither name is held in the benchmark.

Tyco led Industrials as a result of its plan to divide into three different businesses. The company’s sale of its water management business to Pentair was well-received by investors. However, we trimmed 3M and Tyco while adding new railroad exposure to better capture upside from strength in the domestic economy.

Outlook

Politics will loom large in this U.S. presidential election year. Favorable tax treatment of dividends will expire at year-end unless Congress takes action. Since dividend-paying stocks still boast attractive yields relative to bonds, while providing growth potential to offset future inflation threats, a massive retreat from dividend stocks is not expected. Congress also needs to effectively deal with long-term fiscal problems to preserve the strength of the U.S. market and avoid the catastrophes playing out in Europe. The election should provide greater policy clarity, making it easier for businesses to plan their strategies and for investors to value stocks.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.52%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Global central banks like the Fed are still in stimulus mode. Economic weakness in Europe and slowing GDP growth in emerging markets have made forecasting revenue growth difficult for multinational companies. While there is still a lot of heavy lifting to be done with Europe’s sovereign debt troubles, a systemic collapse is less likely given the European Central Bank lending guarantees.

CALVERT EQUITY
INCOME FUND
MARCH 31, 2012
AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
Since inception (10/31/2011)	4.71%

CLASS C SHARES	(with max. load)
Since inception (10/31/2011)	8.57%

CLASS Y SHARES
Since inception (10/31/2011)	9.73%

The U.S. economy continues to improve, with long-term positives in its strongly positioned manufacturing sector and domestic energy market. We expect low natural gas prices will benefit industrial users and keep utility prices low for the consumer. The housing market is healing. Overall, the domestic economy should lend substantial support to earnings in 2012. Investors regaining their comfort with risk should be a significant tailwind for stock prices as well.

May 2012

As of March 31, 2012, the following companies represented the following percentages of Fund net assets: Norfolk Southern 0.97%, CSX 0.58%, Abbott Laboratories 0.98%, Comcast 0.88%, U.S. Bancorp 2.55%, Lowe’s 0.92%, Walgreens 0.81%, News Corporation 0%, Coca Cola 0%, PepsiCo 1.24%, MetLife 1.70% Frontier Communications 0.93%, Verizon 2.05%, Travelers 0.95%, JPMorgan Chase 2.92%, Wells Fargo 2.11%, WellPoint 2.17%, Marathon Petroleum 1.02%, Chevron 0%, Microsoft 1.99%, IBM 2.40%, Tyco 0%, 3M 1.79%, and Pentair 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,099.50	$6.46
Hypothetical	$1,000.00	$1,018.85	$6.21
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,095.70	$12.31
Hypothetical	$1,000.00	$1,013.25	$11.83
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,098.00	$5.15
Hypothetical	$1,000.00	$1,020.09	$4.96
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2012

EQUITY SECURITIES - 96.6%	SHARES	VALUE
Beverages - 1.2%
PepsiCo, Inc	700	$46,445

Capital Markets - 4.3%
AllianceBernstein Holding LP*	3,700	57,757
Goldman Sachs Group, Inc	250	31,093
Morgan Stanley	1,800	35,352
Morgan Stanley Capital Trust VIII, Preferred	1,500	36,510
		160,712

Chemicals - 2.0%
Dow Chemical Co.	2,100	72,744

Commercial Banks - 7.7%
PNC Financial Services Group, Inc.	1,100	70,939
US Bancorp:
Common	2,400	76,032
Preferred	700	19,033
Wells Fargo & Co.:
Common	2,200	75,108
Preferred	40	44,668
		285,780

Diversified Financial Services - 8.4%
Bank of America Corp.:
Common	4,300	41,151
Preferred	60	58,734
Citigroup, Inc., Preferred	775	38,750
CME Group, Inc.	230	66,546
JPMorgan Chase & Co.	1,800	82,764
JPMorgan Chase Capital XXIX, Preferred	1,025	26,189
		314,134

Diversified Telecommunication Services - 5.4%
AT&T, Inc.	2,950	92,128
Frontier Communications Corp	8,300	34,611
Verizon Communications, Inc.	2,000	76,460
		203,199

Electric Utilities - 5.6%
Duke Energy Corp	3,600	75,636
Exelon Corp	2,400	94,104
The Southern Co.	900	40,437
		210,177

Electrical Equipment - 2.1%
Emerson Electric Co.	1,500	78,270

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electronic Equipment & Instruments - 2.1%
TE Connectivity Ltd	2,100	$77,175

Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc.	800	53,400

Food & Staples Retailing - 3.3%
CVS Caremark Corp.	1,100	49,280
Walgreen Co.	900	30,141
Wal-Mart Stores, Inc.	700	42,840
		122,261

Food Products - 1.0%
Unilever NV, NY Shares	1,100	37,433

Health Care Equipment & Supplies - 1.3%
Covidien plc	900	49,212

Health Care Providers & Services - 2.2%
WellPoint, Inc	1,100	81,180

Household Products - 2.1%
Procter & Gamble Co	1,150	77,291

Industrial Conglomerates - 6.3%
3M Co.	750	66,907
General Electric Co	4,700	94,329
Tyco International Ltd	1,300	73,034
		234,270

Insurance - 3.7%
Hartford Financial Services Group, Inc	1,900	40,052
MetLife, Inc.	1,700	63,495
Travelers Co.’s, Inc.	600	35,520
		139,067

IT Services - 2.4%
International Business Machines Corp.	430	89,719

Media - 5.0%
CBS Corp., Class B	2,200	74,602
Comcast Corp	1,100	33,011
Time Warner, Inc.	2,100	79,275
		186,888

Metals & Mining - 0.9%
Newmont Mining Corp	650	33,326

Multiline Retail - 1.4%
Target Corp.	900	52,443

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 10.8%
ConocoPhillips	1,000	$76,010
Devon Energy Corp.	800	56,896
Exxon Mobil Corp	700	60,711
Marathon Oil Corp	1,200	38,040
Marathon Petroleum Corp	1,300	56,368
Royal Dutch Shell plc (ADR)	1,150	80,649
Spectra Energy Corp.	1,100	34,705
		403,379

Pharmaceuticals - 10.1%
Abbott Laboratories	600	36,774
GlaxoSmithKline plc (ADR)	1,700	76,347
Johnson & Johnson	1,450	95,642
Merck & Co., Inc.	1,900	72,960
Pfizer, Inc.	4,200	95,172
		376,895

Road & Rail - 1.5%
CSX Corp.	1,000	21,520
Norfolk Southern Corp	550	36,207
		57,727

Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	2,000	56,220

Software - 2.0%
Microsoft Corp.	2,300	74,175

Specialty Retail - 0.9%
Lowe’s Co.’s, Inc	1,100	34,518

Total Equity Securities (Cost $3,325,495)		3,608,040

	PRINCIPAL
TIME DEPOSIT - 3.2%	AMOUNT
State Street Bank Time Deposit, 0.113%, 4/2/12	$117,903	117,903

Total Time Deposit (Cost $117,903)		117,903

TOTAL INVESTMENTS (Cost $3,443,398) - 99.8%		3,725,943
Other assets and liabilities, net - 0.2%		8,291
NET ASSETS - 100%		$3,734,234

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 218,607 shares outstanding	$3,288,443
Class C: 9,512 shares outstanding	149,383
Class Y: 67 shares outstanding	1,000
Undistributed net investment income (loss)	(143)
Accumulated net realized gain (loss) on investments	13,006
Net unrealized appreciation (depreciation) on investments	282,545

NET ASSETS	$3,734,234

NET ASSET VALUE PER SHARE
Class A (based on net assets of $3,577,065)	$16.36
Class C (based on net assets of $156,072)	$16.41
Class Y (based on net assets of $1,097)	$16.46

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 31, 2011
THROUGH MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $306)	$40,247
Interest income	58
Total investment income	40,305

Expenses
Investment advisory fee	7,746
Transfer agency fees and expenses	9,884
Administrative fees	2,383
Distribution Plan expenses:
Class A	2,928
Class C	202
Trustees’ fees and expenses	167
Custodian fees	6,870
Registration fees	21,045
Reports to shareholders	1,598
Professional fees	13,085
Contract services fees	3,947
Accounting fees	193
Miscellaneous	2,406
Total expenses	72,454
Reimbursement from Advisor:
Class A	(41,180)
Class C	(8,565)
Class Y	(7,822)
Net expenses	14,887

NET INVESTMENT INCOME	25,418

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	13,006
Change in unrealized appreciation (depreciation)	282,545

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS	295,551

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$320,969

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

FROM INCEPTION
OCTOBER 31, 2011
THROUGH
MARCH 31,
INCREASE (DECREASE) IN NET ASSETS	2012
Operations:
Net investment income	$25,418
Net realized gain (loss)	13,006
Change in unrealized appreciation (depreciation)	282,545

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	320,969

Distributions to shareholders from:
Net investment income:
Class A shares	(25,325)
Class C shares	(236)
Total distributions	(25,561)

Capital share transactions:
Shares sold:
Class A shares	3,289,878
Class C shares	149,183
Class Y shares	1,000
Reinvestment of distributions:
Class A shares	25,056
Class C shares	216
Shares redeemed:
Class A shares	(26,491)
Class C shares	(16)
Total capital share transactions	3,438,826

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,734,234

NET ASSETS
Beginning of period	—
End of period (including distribution in excess
of net investment income of $143)	$3,734,234

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

FROM INCEPTION
OCTOBER 31, 2011
THROUGH
MARCH 31,
CAPITAL SHARE ACTIVITY	2012
Shares sold:
Class A shares	218,646
Class C shares	9,500
Class Y shares	67
Reinvestment of distributions:
Class A shares	1,596
Class C shares	13
Shares redeemed:
Class A shares	(1,635)
Class C shares	(1)
Total capital share activity	228,186

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Equity Income Fund (the “Fund”), a series of the Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund began operations on October 31, 2011 and offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$3,608,040	-	-	$3,608,040
Other debt obligations	-	$117,903	-	117,903
TOTAL	$3,608,040	$117,903	-	$3,725,943

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

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Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $1,973 was payable at period end. In addition, $4,195 was receivable at period end from the Advisor for reimbursement of operating expenses.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $607 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses.

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Under the terms of the agreement, $844 was payable at period end.

CID received $5,599 as its portion of commissions charged on sales of the Fund’s Class A shares for the period from the inception of the Fund through March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $223 for the period from the inception of the Fund through March 31, 2012. Under the terms of the agreement, $82 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards. Committee chairs each receive an additional $2,500 annual retainer.

NOTE C — INVESTMENT ACTIVITY

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,584,906 and $271,451, respectively.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$316,271
Unrealized (depreciation)	(34,085)
Net unrealized appreciation/(depreciation)	$282,186

Federal income tax cost of investments	$3,443,757

NOTE D — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS A SHARES	2012	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss)	1.33
Total from investment operations	1.49
Distributions from:
Net investment income	(.13)
Total distributions	(.13)
Total increase (decrease) in net asset value	1.36
Net asset value, ending	$16.36

Total return*	9.95%
Ratios to average net assets:A
Net investment income	2.15	% (a)
Total expenses	4.75	% (a)
Expenses before offsets	1.23	% (a)
Net expenses	1.23	% (a)
Portfolio turnover	9%
Net assets, ending (in thousands)	$3,577

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PerIod ended
	March 31,
CLASS C SHARES	2011	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss)	1.36
Total from investment operations	1.44
Distributions from:
Net investment income	(.03)
Total distributions	(.03)
Total increase (decrease) in net asset value	1.41
Net asset value, ending	$16.41

Total return*	9.57%
Ratios to average net assets:A
Net investment income	1.16	% (a)
Total expenses	44.72	% (a)
Expenses before offsets	2.35	% (a)
Net expenses	2.35	% (a)
Portfolio turnover	9%
Net assets, ending (in thousands)	$156

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS Y SHARES	2012	#(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss)	1.34
Total from investment operations	1.46
Total increase (decrease) in net asset value	1.46
Net asset value, ending	$16.46

Total return*	9.73%
Ratios to average net assets:A
Net investment income	1.92	% (a)
Total expenses	2,266.19	% (a)
Expenses before offsets	.98	% (a)
Net expenses	.98	% (a)
Portfolio turnover	9%
Net assets, ending (in thousands)	$1

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From October 31, 2011 inception.
(a)	Annualized.
(z)	Per shares figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable),

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transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on June 8, 2011, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved an amendment to the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor, adding the Fund to the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed materials prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s proposed advisory fee; comparative performance, fee and expense information for the Fund; the anticipated profitability of the Calvert Family of Funds to the Advisor

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and its affiliates; the anticipated allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, to be derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s projected growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Investment Advisory Agreement, the Board took into account certain information provided by the Advisor in connection with the Board’s annual contract renewal considerations relating to the Advisor’s operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s proposed management style and its performance in employing its investment strategies for another Calvert Fund as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis to be provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the management style and investment strategies that the Advisor proposed to use in managing the Fund, the Board of Trustees took into consideration the long-term performance of the Calvert Large Cap Value Fund, another Calvert Fund managed by the Advisor that had similar investment strategies as those proposed for the Fund. The Board noted that the portfolio management team that currently managed the Calvert Large Cap Value Fund was expected to manage the Fund as well. In addition, the Board took into consideration certain differences between how the Advisor managed the Calvert Large Cap Value Fund and how it proposed to manage the Fund as well as the impact these differences were expected to have on the Fund’s performance. Based upon its review, the Board concluded that the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Advisor’s proposed investment strategies were appropriate for pursuing the Fund’s investment objective.

In considering the Fund’s fees and expenses, the Board compared the Fund’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund’s proposed advisory fee and estimated total expenses for its Class A shares, after estimated reimbursements, were within the range of advisory

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fees and total expenses paid by certain comparable funds as selected by the Advisor in the materials it had provided to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the projected size of the Fund and the estimated cost of the environmental, social, sustainability and governance research and analysis to be provided by the Advisor. Based upon its review, the Board concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered.

In reviewing the anticipated profitability of the advisory fee to the Fund’s Advisor, the Board considered the fact that affiliates of the Advisor would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board noted that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s projected size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In approving the amendment to the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor’s proposed investment strategies are appropriate for pursuing the Fund’s investment objective; and (e) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that approval of the amendment to the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
EQUITY INCOME	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: June 1, 2012